SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to § 240.14a-12

Forest Laboratories, Inc.
 (Name of Registrant as Specified In Its Charter)

Icahn Partners LP
Icahn Partners Master Fund LP
Icahn Partners Master Fund II L.P.
Icahn Partners Master Fund III L.P.
High River Limited Partnership
Hopper Investments LLC
Barberry Corp.
Icahn Onshore LP
Icahn Offshore LP
Icahn Capital L.P.
IPH GP LLC
Icahn Enterprises Holdings L.P.
Icahn Enterprises G.P. Inc.
Beckton Corp.
Carl C. Icahn
Dr. Eric J. Ende
Pierre Legault
Andrew J. Fromkin
Daniel A. Ninivaggi
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

On July 17, 2012, Carl C. Icahn and affiliated entities filed Amendment No. 8 to Schedule 13D relating to Forest Laboratories, Inc., a copy of which is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF FOREST LABORATORIES, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.   INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE AMENDED PRELIMINARY PROXY STATEMENT FILED BY MR. ICAHN AND HIS AFFILIATES ON JULY 11, 2012 (THE “PRELIMINARY PROXY”).  EXCEPT AS OTHERWISE DISCLOSED HEREIN OR IN THE PRELIMINARY PROXY, THE PARTICIPANTS HAVE NO INTEREST IN FOREST LABORATORIES, INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF FOREST LABORATORIES, INC., AS DISCLOSED IN THE PRELIMINARY PROXY.  THE PRELIMINARY PROXY IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

EXHIBIT 1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 8)*

Forest Laboratories, Inc.
(Name of Issuer)

Common Stock, Par Value $0.10
(Title of Class of Securities)

345838106
(CUSIP Number)

Keith Schaitkin, Esq.
Icahn Capital LP
767 Fifth Avenue, 47th Floor
New York, New York 10153
(212) 702-4300
(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)

July 17, 2012
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box  / /.

NOTE:  Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

Item 1.  Security and Issuer

This statement constitutes Amendment No. 8 to the Schedule 13D relating to the Common Stock, par value $0.10 (the “Shares”), issued by Forest Laboratories, Inc. (the “Issuer”), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission on June 17, 2011 and amended by Amendment Nos. 1 through 7 thereto (as amended, the "Initial Schedule 13D"), on behalf of the Reporting Persons (as defined in the Initial Schedule 13D), to furnish the additional information set forth herein.  All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Initial Schedule 13D.

Item 4.  Purpose of Transaction

Item 4 of the Initial Schedule 13D is hereby amended by adding the following:

On July 17, 2012, Carl Icahn issued a press release in response to the letter to shareholders delivered by the Board of Directors of the Issuer on July 16, 2012 (the “July 17 Press Release”).  A copy of the July 17 Press Release is filed herewith as an exhibit and incorporated herein by reference.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF FOREST LABORATORIES, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

Item 7.  Material to be Filed as Exhibits

Exhibit 1	July 17 Press Release

SIGNATURE

After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: July 17, 2012

ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC
BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, general partner

By:           /s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN CAPITAL LP
By: IPH GP LLC, its general partner
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
IPH GP LLC
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES G.P. INC.

By:           /s/ SungHwan Cho
Name: SungHwan Cho
Title: Chief Financial Officer

/s/ Carl C. Icahn_____________
CARL C. ICAHN

FOR IMMEDIATE RELEASE

CARL ICAHN RESPONDS TO FOREST LABS BOARD

New York, New York, July 17, 2012
Contact: Susan Gordon (212) 702-4309

Carl Icahn today issued the following statement to the Board of Directors of Forest Laboratories, Inc., in response to their letter to shareholders issued on July 16, 2012.

Your recent letter has taken things a step further from obfuscation to blatant mischaracterization.  Therefore, I would like to clarify the following:

•
Pierre Legault – Contrary to your letter, Mr. Legault was not the cause of the conditions that led to the management shakeup at Jean Coutu.  He was part of the solution.  As clearly set forth in the Reuters’ article that you cite in support of your unfounded assertions, Mr. Legault was made EVP at Jean Coutu in November as a result of poor results for the quarter ending that month – he arrived after the problem!  In addition, as clearly set forth in the Wall Street Journal article you cite, Mr. Legault was not dismissed from Rite-Aid.  Your liberal use of misleading citations makes me wonder whether you’ve read the articles you refer to at all or if you’ve read them and hope no one else does.  YOU SHOULD IMMEDIATELY RETRACT THESE COMMENTS AND ISSUE A PUBLIC APOLOGY TO MR. LEGAULT.

•
Daniel Ninivaggi – Daniel Ninivaggi is the president of a multi-billion dollar Nasdaq listed company and more importantly, he is an officer of your second largest shareholder.  In that capacity and as a board member of various companies, including Motorola Mobility and CIT, Mr. Ninivaggi has enacted significant cost reductions focused on operating improvements and G&A spending, areas that we believe need significant improvement at Forest.  Moreover, Mr. Ninivaggi has monitored and overseen capital spending to safeguard against misuse and inefficient allocation – particularly significant at Forest given its $3.2 billion of cash and the exigencies created by the Lexapro/Namenda revenue gap.  Accordingly, he is highly qualified to be a Forest Labs board member and his interests are well-aligned with all other shareholders.  Nonetheless, you say that Mr. Ninivaggi has no relevant experience.  Interestingly, when you tout the credentials of your existing board, you mention being an “attorney” as the credentials of one of the current board members.  I assume you are referring to Dan Goldwasser, as I see no other discernible qualifications that he possesses.  Note that, among his many qualifications, Mr. Ninivaggi was a partner at a major law firm for several years.  I suppose being an attorney only makes one qualified to serve on the Forest board if that attorney is also an incumbent director – how convenient.

•
Andrew Fromkin – Andrew Fromkin would be, in my opinion, a perfect fit for the Forest Labs board. He holds relevant qualifications far beyond his recent experience at Clinical Data that would benefit any pharmaceutical company.  Most recently, Mr. Fromkin led Clinical Data, Inc., a public company, through a successful transformation into a pharmaceutical company where he demonstrated his experience in drug licensing and M&A transactions, efficient drug development and gained first-pass FDA drug approval of Viibryd, a drug that the company is relying on significantly to make up the Lexapro/Namenda revenue gap.  Further, he not only brings a strong understanding of pharmaceutical business operations but from his extensive business experience in the healthcare industry, he has developed a deep understanding of other healthcare sectors and relevant strategies that are vital to achieving commercial drug adoption.   I just ask that you honestly compare his qualifications to those of some of the incumbent directors.  To say that he is not qualified is absurd in my opinion.

•
Eric Ende – Your criticisms of Mr. Ende are baffling to me.  I expend personal resources to compensate and incentivize a highly qualified individual to serve on the Forest board and you claim this makes him conflicted.  But in fact, like Mr. Ninivaggi, Mr. Ende’s interests are tied to the success of Forest for all of its stockholders.  He only makes money if Forest’s stock price goes up during the next 2 ½ years which is good for all stockholders.

Is Howard Solomon conflicted when you grossly over-compensate him in options and restricted stock with accelerated vesting while he oversees a massive destruction in shareholder value over the past 10 years?  Is it a conflict when Howard Solomon was selling stock while the company was repurchasing stock?  Is it a conflict when Howard Solomon was part of a board meeting where his potential exclusion by the US government was being considered?  I don’t believe this Board has the slightest grasp over what constitutes a conflict.  In addition, as I am sure you know, just because Mr. Ende was not elected to the Board last year does not mean that stockholders feel the same this year. Under your watch, Forest has underperformed your self-chosen peer companies by 21% since last year’s meeting.  Given that underperformance, it wouldn’t surprise me if many shareholders vote differently this time around.  YOU SHOULD NOT USE LAST YEAR’S VOTE AS AN EXCUSE FOR COMPLACENCY.

Perhaps in your zeal to preserve the status quo at Forest you have failed to recognize that a lack of alignment with management is not a conflict of interest.

You express concern regarding the independence and qualifications of my nominees.  If only you employed that exacting (albeit incorrect) scrutiny over the company’s board members, perhaps Kenneth Goodman, Howard Solomon’s “right hand man” at Forest for nearly 20 years, wouldn’t be the presiding “independent” director, or perhaps Dan Goldwasser, Howard’s old “buddy” on the board for the past 35 years, wouldn’t be the Chairman of the Compensation Committee (even after many of the compensation practices of the company have been roundly criticized).  And recall shortly after I commenced my proxy contest last year, you replaced two board members George S. Cohan, 87 years old, and William J. Candee, 84 years old.  Prior to that, Mr. Cohen, president of George Cohan Company, Inc., a consultancy, was on the Board for 35 years and Mr. Candee, president of a local trucking company and “of counsel” at a mid-size law firm, was on the board for over 50 years.  It seems to me that you have two sets of standards in assessing director qualifications – an overly lenient standard for incumbent directors and an excessively unforgiving standard for nominees chosen by shareholders.

I also find it almost comical that you superficially assert that you have “carefully reviewed and considered Mr. Icahn’s nominees and has determined that his candidates are far less qualified than our slate of experienced directors.”  All this without the courtesy of a single interview.  If this is the extent of deliberation involved in all significant board decisions, then shareholder value may be imperiled to an even greater degree than I imagined.

* * *

It is my strong belief that Forest will benefit greatly from a board with a stronger shareholder orientation. You say that having directors that are aligned with me as a large shareholder creates a conflict of interest or will be negative for the company and other holders.  But it seems to me that the stock performance of other companies where we have succeeded in electing directors proves you wrong.  I believe that my nominees would be a strong force in replicating the stellar results that persons I have nominated to boards have helped to produce in other bio-pharma companies, such as Amylin, Biogen, Genzyme and Imclone.  What you disparage as a conflict is in fact the true recipe for success---at Forest and at any business enterprise, the alignment of the board of directors of a company with the interest of its owners –- the stockholders — rather than the interest of non-owner management.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2012 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF FOREST LABORATORIES, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.  INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE AMENDED PRELIMINARY PROXY STATEMENT FILED BY MR. ICAHN AND HIS AFFILIATES ON JULY 11, 2012 (THE “PRELIMINARY PROXY”).  EXCEPT AS OTHERWISE DISCLOSED HEREIN OR IN THE PRELIMINARY PROXY, THE PARTICIPANTS HAVE NO INTEREST IN FOREST LABORATORIES, INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF FOREST LABORATORIES, INC., AS DISCLOSED IN THE PRELIMINARY PROXY.  THE PRELIMINARY PROXY IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.  CONSENT OF THE AUTHOR OR PUBLICATION WAS NEITHER SOUGHT NOR OBTAINED TO USE THE ARTICLES MENTIONED HEREIN AS PROXY SOLICITING MATERIAL.